UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2022

NOVAGANT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-26675	33-0038621
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat D, 32/F, The Masterpiece, 18 Hanoi Road, Kowloon, Tsim Sha Tsui, Hong Kong

(Address of principal executive offices)

(852) 9338-3077

(Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	NVGT	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02Unregistered Sales of Equity Securities

On January 10, 2022, Novagant Corp., a Nevada corporation (the " Corporation ") delivered an aggregate of 135,245,629 restricted shares of Corporation common stock, par value $0.001 per share, to 6 service providers, and 15 employees as compensation in lieu of cash for services valued at an aggregate of $135,246. The issue of Common Stock was made in reliance on Regulation S under the Securities Act, exempting transactions offshore the United States, except with respect to the issue of Common Stock to Novagant’s Chief Executive Officer, Mr. WeiQun Chen, which was made in reliance on Section 4(a)(2) of the Securities Act, as a transaction not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved. All of the recipients are non-US Persons, and the securities were issued exempt from registration under Regulation S of the Securities Act of 1933.

The following table sets forth information regarding the issuance of unregistered securities by the registrant. As a consequence, the registrant had a total of 485,235,333 shares of common stock outstanding.

Num	Shareholder Name	Shares	$ Cost Basis	Reason for issuance	Date
1	XU,HONGZHEN	13900000	13900	Director Services	1/10/2022
2	CHENG,YINGKANG	13800000	13800	Employee	1/10/2022
3	ZENG,HAIYAN	13600000	13600	Director Services	1/10/2022
4	KONG,WINGKWOK	10000000	10000	Employee	1/10/2022
5	XU,LUYAO	13500000	13500	Employee	1/10/2022
6	ZHAN,CHONGFANG	13500000	13500	Employee	1/10/2022
7	XU,RUI	13500000	13500	Employee	1/10/2022
8	ZHANG,YAOCAI	7323329	7323.329	Employee	1/10/2022
9	LIU,LEI CHRISTINE	5298000	5298	Employee	1/10/2022
10	GUO,LONGLING	4400000	4400	Employee	1/10/2022
11	HUANG,XUEMEI	3000000	3000	Employee	1/10/2022
12	WU,HUANQIU	2436000	2436	Employee	1/10/2022
13	SUN,YONG	1879300	1879.3	Employee	1/10/2022
14	QU,JINGNA	1664000	1664	Employee	1/10/2022
15	ZHU,JIANLIN	1494000	1494	Employee	1/10/2022
16	CAI,SHAOYONG	1440000	1440	Investor Relations	1/10/2022
17	WANG,HONG	1400000	1400	Investor Relations	1/10/2022
18	LIN,JIANYONG	1400000	1400	Administration	1/10/2022
19	LAI,SHUCHAN	920000	920	Security Guard	1/10/2022
20	CHEN,LIJIE	791000	791	Security Guard	1/10/2022
21	WONG,WANSHING	10000000	10000	Public Relations	1/10/2022

On January 14, 2022, Novagant Corp., a Nevada corporation (the " Corporation ") issued an aggregate of 8,403,692 restricted shares of Corporation common stock, par value $0.001 per share, to a group of service providers and named individuals in exchange for services rendered or to be rendered to Novagant Corp.. The fair market value of the Common Stock was determined by the board of directors of Novagant Corp. at $0.20 per share. The issue of Common Stock was made in reliance on Regulation S under the Securities Act, exempting transactions offshore the United States, except with respect to the issue of Common Stock to Novagant’s Chief Executive Officer, Mr. WeiQun Chen, which was made in reliance on Section 4(a)(2) of the Securities Act, as a transaction not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved. All of the recipients are non-US Persons, and the securities were issued exempt from registration under Regulation S of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ WeiQun Chen
WeiQun Chen, CEO

Dated: January 14, 2022